                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                             _____________________


     Date of Report (Date of earliest event reported) April 19, 2001


                                 TIDEWATER INC.
             (Exact name of registrant as specified in its charter)

        Delaware                   1-6311                    72-0487776
(State of incorporation)   (Commission File Number)        (IRS Employer
                                                        Identification No.)

    601 Poydras Street, Suite 1900                             70130
(Address of principal executive offices)                     (Zip Code)

                                (504) 568-1010
             (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

REGULATION FD DISCLOSURE.

          In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this Current Report on Form 8-K provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties. Among those risks and uncertainties, many of which are beyond the control of the Company, are: fluctuations in oil and gas prices; level of fleet additions by competitors; changes in levels of capital spending in domestic and international markets by customers in the energy industry for exploration, development and production; unsettled political conditions, civil unrest and governmental actions, especially in higher risk countries of operations; foreign currency controls; and environmental and labor laws. Readers should consider all of these risk factors as well as other information contained in this report.

     On April 19, 2001, the Company issued the following press release:

FOR IMMEDIATE RELEASE

TIDEWATER ANNOUNCES CONFERENCE CALL

NEW ORLEANS - Tidewater Inc. (NYSE: TDW) announced today that its fiscal 2001 fourth quarter earnings release and conference call have been scheduled for Tuesday, May 1, 2001. The press release will be issued before the market opens and the conference call will begin at 10:00 a.m. CDST.

Investors and interested parties may listen to the teleconference via telephone by calling 1-888-423-3272 (1-612-288-0318 if outside the United States) and asking for the `Tidewater Conference' just prior to the scheduled start. A replay of the conference call will be available beginning at 1:00 p.m. CDST on May 1, 2001, and will continue until 11:59 p.m. CDST on May 2, 2001. To hear the replay, call 1-800-475-6701 (1-320-365-3844 if outside the United States). The access code is 581809.

A simultaneous Webcast of the conference call will be accessible online at the Tidewater Web site, www.tdw.com, and at the BusinessWire Web site, www.businesswire.com. The online replay will be available for two weeks following the conference call.

Tidewater Inc. owns and operates over 570 vessels, the world's largest fleet of vessels serving the global offshore energy industry.

Contact:  Liberty Hodges 504-568-1010

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              TIDEWATER INC.


                              By:   /s/ Cliffe F. Laborde
                                  -------------------------------------------
                                    Cliffe F. Laborde
                                    Executive Vice President, General Counsel
                                    and Secretary


Date:  April 19, 2001